UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01639

Engex, Inc.

(Exact name of registrant as specified in charter)

44 Wall Street, 2nd Floor, New York, NY 10005

(Address of principal executive offices) (Zip code)

CT Corporation, 111 Eighth Avenue, New York, New York 10011

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-495-4200

Date of fiscal year end: September 30

Date of reporting period: June 30, 2017

(UNAUDITED)

Item 1.	Schedule of Investments
June 30, 2017

	Number of Shares/ Face Amount	Fair Value
COMMON STOCK* (97.3%)**

Biotechnology (97.3%)** (see Note 6)
Enzo Biochem, Inc.	1,216,196	$13,414,642
Fortress Biotech, Inc.	203,800	968,050
MiMedx Group Inc.	178,092	2,666,037
MRI Interventions, Inc.	12,344	45,673
		17,094,402
Technology (0%)**
Silverstar Holdings Ltd.	51,600	41

TOTAL COMMON STOCK (COST $9,189,645)		17,094,443

FIXED INCOME (0.6%)**

Biotechnology (0.6%)**
MRI Interventions, Inc. 3.5% Note due 2020 (cost $30,200)	$138,512	101,459

TOTAL INVESTMENTS IN MARKETABLE SECURITIES (COST $9,219,845)		$17,195,902

PRIVATE INVESTMENTS* (5.7%)**, ****

Healthcare Industry (7.3%)**
Comprehensive Geriatric Medicine P.C. Unit
(Consisting of a 12% Convertible Promissory Note and Option ***), (COST $1,000,000)	$1,000,000	$1,000,000

Technology (0%) *, **
Taply, Inc. Series A Preferred (COST $200,000)	1,000,000	$0
(Non-income producing security)

TOTAL PRIVATE INVESTMENTS (COST $1,200,000)		$1,000,000

TOTAL INVESTMENTS IN SECURITIES (COST $10,419,845)		$18,195,902

*	Non income-producing securities
**	The percentage shown for each investment category in the Portfolio of Investments is based on Net Assets
***	Promissory Note due August 25, 2017. Option expires August 25, 2021.
****	All positions in Private Investments and Fixed Income are restricted securities.

(UNAUDITED)

FAIR VALUE MEASUREMENTS

Investments in securities are carried at fair value. Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment.

Fair Value Measurements - The applicable accounting pronouncement on fair value measurements clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of the fair value measurements. Under the pronouncement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The most significant element of the fair value standard is the development of a three-level fair value hierarchy. The three levels of the hierarchy and the material input considerations are as follows:

Fair Value Hierarchy

Level 1 Inputs – include unadjusted quoted prices for identical investments or liabilities in active markets. An active market is defined as a market in which transactions for the investment or liability occur with sufficient frequency and volume to provide reliable pricing information on an ongoing basis.

Level 2 Inputs – inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Fund.

Level 3 Inputs – valuations are based on unobservable inputs which include option-pricing models using historical volatility, the Fund’s own data or assumptions as a multiple of earnings or discounted cash flow, projections and forecasts made available to the Fund by the private investment entities and other similar financial and operational information not available to, or observable by, the public domain.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. Advisors uses judgment in determining fair value of assets and liabilities and Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets or liabilities.

Investments are classified within Level 3 of the fair value hierarchy because they trade infrequently (or not at all) and therefore have little or no readily available pricing information. Private investments are classified within Level 3 of the fair value hierarchy. Management’s estimate of the fair value of private investments is based on most recent information provided by the management of the investee companies, including but not limited to, financial statements and most recent capital financing transactions.

When a pricing model is used to value Level 3 investments, inputs to the model are adjusted when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalization and other transactions, offering in the equity or debt capital markets, and changes in financial ratios or cash flows.

(UNAUDITED)

A summary of the inputs used as of June 30, 2017 in valuing each of the Fund’s assets were:

	Level 1 - Quoted prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total Fair Value at June 30, 2017
Common Stock:
Enzo Biochem, Inc. *	$13,414,642	$--	$--	$13,414,642
Fortress Biotech, Inc.	968,050			968,050
MRI Interventions, Inc.	2,666,037	--	--	2,666,037
MiMedx Group, Inc.	45,673	--	--	45,673
Silverstar Holdings Ltd.	$--	$41	$--	$41

Total Investments in Common Stock**	$17,094,402	$41	$--	$17,094,443

Private Investments:
Taply, Inc. Series A Preferred	$--	$--	$0	$0
Comprehensive Geriatric Medicine P.C. Unit***	$--	$--	$1,000,000	$1,000,000

Total Investments in Private Securities	$--	$--	$1,000,000	$1,000,000

Fixed Income:
MRI Interventions, Inc. Note****	$--	$--	$101,459	$101,459

Total Fixed Income	$--	$--	$101,459	$101,459

Total Investment in Securities	$17,094,402	$41	$1,104,459	$18,195,902

*	The Chairman, Mr. J. Morton Davis, is a shareholder of Enzo Biochem, Inc. In addition, one of the members of the Board of Directors of the Fund, Mr. Dov Perlysky, is also a member of the Board of Directors of Enzo Biochem, Inc. Neither Mr. J. Morton Davis, nor Mr. Dov Perlysky is a control person of Enzo Biochem or any of the other portfolio companies whose securities are held by the Fund.

**	Neither the Fund nor any of the Fund’s directors and officers is a more than 25% owner of any portfolio company held by the Fund, and are not control persons, singular or collectively, in any of the companies whose portfolio securities are held by the Fund.

***	On August 25, 2016 the Fund purchased a Unit from Comprehensive Geriatric Medicine, P.C. (“CGM”). The Unit consists of a $1,000,000 Note and an option to make an equity investment in the Doctors on Call business of which, CGM is a part. This Note is due on August 25, 2017 and bears interest at 12% per annum. In connection with the Note, the Fund or its designees have the option for five years to make up to a $5,000,000 equity investment in the business comprising both CGM and DR Management Services of New York LLC (“DR Management”) (“Doctors on Call”). A portion of this equity investment, if it is made, may be made by conversion of the Note or a portion thereof into such equity. CGM is a professional corporation formed in 1997 and owned by Dr. Paul Rosenstock. The Note has been personally guaranteed by Dr. Rosenstock and by DR Management, an administrative management company also owned by Dr. Rosenstock that provides services to CGM and other private medical practices.

****	MRI Interventions, Inc. Note – Face amount of $138,512, with interest at 3.5% and 10-year maturity term. The Fund will receive a single payment of $186,991 ($138,512 plus $48,479 accrued interest; payment is expected in 2020). The $186,991 payment has been present valued at an appropriate, risk adjusted rate of 20%.

UNAUDITED

The following table sets forth the changes in fair value measurements attributable to Level 3 investments during the six months ended June 30, 2017:

	Beginning Balance Dec. 31, 2016	Net Purchases (Sales and Settlements)	Realized Gains (Losses)	Total Change In Unrealized Appreciation/ (Depreciation)	Transfers In (Out) Of Level 3	Ending Balance June 30, 2017	Total Unrealized Appreciation (Depreciation) for securities held at June 30, 2017
Common Stock:
American Vantage
Companies	$--	$--	$(918,762)	$918,762	$--	$--	N/A
Fixed Income:
MRI Interventions, Inc., Note	92,642	--	--	8,817	--	101,459	71,259
Private Investments:
Taply, Inc. Series A Preferred	--	--	--	--	--	--	$(200,000)
Comprehensive Geriatric Medicine P.C. Unit	$1,000,000	$--	$--	$--	$--	$1,000,000	$0
TOTAL	$1,092,642	$--	$(918,762)	$927,579	$--	$1,101,459	$(128,741)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized as Level 3 of the fair value hierarchy as of June 30, 2017:

	Fair Value	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Assets (at fair value) Fixed income	$101,459	Discounted cash flow model	Discount Rate	20%

Private Investments	$1,000,000	Market approach	Transaction Price	N/A

When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to the present value of the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely, decreases in the discount rate can significantly increase the fair value of an investment.

Fair value measurement. The investment in Comprehensive Geriatric Medicine, P.C. was made on August 25, 2016, and was valued by the Fund on June 30, 2017. Based on information provided by the Company, during the period from August 25, 2016 to June 30, 2017, there were no material changes in the business or financial condition of Comprehensive Geriatric Medicine, P.C. The original investment was based on an arms-length negotiated price with Comprehensive Geriatric Medicine, P.C and its management. Therefore, the Fund disclosed the valuation at the total price paid of $1,000,000.

Item 2. Controls and Procedures.

(a)       Registrant's principal executive and principal financial officers agree that Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the 1940 Act, are effective, based on their evaluation of these controls and procedures, as required by Rule 30a-3(b), within 90 days of the filling date of this report.

(b)       During the Registrant's last fiscal quarter, there were no changes in its internal controls over financial reporting that materially affected, or are likely to materially affect, the Registrant's internal controls over financial reporting.

Item 3. Exhibits.

(1)       Certification of principal executive officer

(2)       Certification of principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Engex, Inc.

By:	/s/ J. Morton Davis
J. Morton Davis, President

Date:	July 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. Morton Davis
J. Morton Davis, President

Date:	July 24, 2017

By:	/s/ J. Michael Siciliano
Michael Siciliano, Treasurer
Date:	July 24, 2017